UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2004

ARTISTDIRECT, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30063 (Commission File Number)	95-4760230 (IRS Employer Identification Number)

10900 Wilshire Boulevard, Suite 1400 Los Angeles, California (Address of principal executive offices)		90024 (Zip Code)

Registrant’s telephone number, including area code: (310) 443-5360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective November 29, 2004, pursuant to the Company’s Bylaws, the present directors of ARTISTDirect, Inc. (the “Company”) elected Eric Pulier to fill a vacant seat on the Board of Directors, to serve until his successor is duly elected and qualified, or until his earlier resignation or removal as a director. There are no arrangements between Mr. Pulier and any other person pursuant to which Mr. Pulier was selected as a director, nor are there any transactions to which the Company or any subsidiary thereof is a party and in which Mr. Pulier has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTDIRECT, INC. (Registrant)
Date: November 29, 2004	By:	/s/ ROBERT N. WEINGARTEN
		Name:	Robert N. Weingarten
		Title:	Chief Financial Officer